Non-Controlling Interests	12 Months Ended
Dec. 31, 2015
Noncontrolling Interest [Abstract]
Non-Controlling Interests
Non-Controlling Interests

Acquisition of additional economic interest in VTTI Operating

On July 1, 2015, the Partnership completed the acquisition of an additional 6.6% economic interest in VTTI Operating for total consideration of $75 million from VTTI. As a result of this acquisition, the Partnership’s total economic interest in VTTI Operating increased to 42.6%. VTTI Operating was already a controlled subsidiary of the Partnership and as such this has been accounted for as an equity transaction. The result is a de-recognition of 6.6% of the non-controlling interest in the amount of $49 million and $25 million recognized in partners’ capital for the amounts paid in excess of the book value of the non-controlling interest.